UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2019, Robert F. Shuford, Sr. notified the Board of Directors of Old Point Financial Corporation (the Company) of his intent to retire as President and Chief Executive Officer of the Company in January 2020.   He will continue to serve on the Boards of Directors of the Company, as well as the Company’s wholly owned subsidiaries, The Old Point National Bank of Phoebus (the Bank) and Old Point Trust & Financial Services, N.A.

In connection with Mr. Shuford, Sr.’s retirement, on July 16, 2019, the Board of Directors selected Robert F. Shuford, Jr., age 54, Chairman, President, and Chief Executive Officer of the Bank, to succeed Mr. Shuford, Sr. and he will assume the joint role of Chairman, President and Chief Executive Officer of both the Company and the Bank, beginning in January 2020.  Mr. Shuford, Jr. has served as President and Chief Executive Officer of the Bank since September 2015 and has served on the Boards of both the Company and the Bank since 2009.  Other information about Mr. Shuford, Jr.’s business experience and family relationships is disclosed in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 17, 2019. Mr. Shuford, Jr. does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  The Company and the Bank have not made any changes to Mr. Shuford, Jr.’s compensation arrangements in connection with this appointment.

A copy of the Company’s press release with respect to Mr. Shuford, Sr.’s retirement is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated July 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: July 18, 2019
/s/ Robert F. Shuford, Sr.

Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer